SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549
                        ------------------------------------------

                                    SCHEDULE 14C

                Information Statement Pursuant to Section 14(c)
                                     of the
                        Securities Exchange Act of 1934

Check the appropriate box:

[] Preliminary Information Statement
[ ] Confidential,for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))
[x] Definitive Information Statement


                           BENTLEY INTERNATIONAL, INC.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies: Not applicable.

2)  Aggregate number of securities to which transaction applies: Not applicable.

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable.

4)  Proposed maximum aggregate value of transaction: Not applicable.

5)  Total fee paid: None.

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid: Not applicable.
2)  Form, Schedule or  Registration  Statement  No.: Not  applicable.
3)  Filing Party: Not applicable.
4)  Date Filed: Not applicable.

                              BENTLEY INTERNATIONAL, INC.
                              9719 Conway Road
                              St. Louis, Missouri  63124

September 7, 1999
                        -------------------------------------------

                              Notice of Annual Meeting of
                        Shareholders to be Held September 27, 1999
                        -------------------------------------------

     The Annual Meeting of Shareholders of Bentley International, Inc. (the "Company") will be held on Monday, September 27, 1999 at 10:00 A.M., local time, at the offices of Riezman & Blitz, P.C., 7700 Bonhomme, 7th Floor, St. Louis, Missouri 63105. The items of business are:

      1. To elect one (1) Director to serve until the 2000 Annual Meeting and until his successor is elected and qualified.

      2. To ratify the appointment of Rubin, Brown, Gornstein & Co. LLP as the Company's independent public accountants.

      3. To approve the Bentley International, Inc. 1999 Stock Option Plan.

      4. To amend Article Six of the Articles of Incorporation of the Company to provide that the number of directors to constitute the Board of Directors shall not be less than one (1) nor more than eleven (11), and shall be fixed by, or in the manner provided in, the By-Laws of the corporation.

      5. To authorize the Board of Directors, in its complete discretion, to take any and all actions necessary to effect all of the following actions, upon such terms and conditions as the Board of Directors shall deem appropriate and pursuant to the General Business Corporations Law of Missouri: (i) to pay off or establish a reserve to pay off all legally enforceable liabilities of the Corporation and to use those assets remaining after making such payments to distribute assets to the shareholders in complete or partial liquidation of all of the assets of the Company and to redeem and cancel all of the outstanding shares of common stock of the Company or, in the alternative, (ii) to dissolve and terminate the corporate existence of the Company, as well as to liquidate all of the assets of the Company as described in (i) above, and, in addition, (iii) to revoke any decision of the Board of Directors to take any of the foregoing actions pursuant to clause (i) or (ii).

      6. To transact such other matters as may properly come before the meeting.

   These items are more fully described in the following Information Statement, which is hereby made a part of this Notice. Only Shareholders of record at the close of business on August 23, 1999 are entitled to notice of and to vote at the meeting.

We are not asking you for a proxy and you are not requested to send us a proxy. You may vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and, additionally, a proxy from the record holder issued in your name.


                        By order of the Board of Directors,


                        LLOYD R. ABRAMS
                        President and Chief Executive Officer

Note: This Information Statement contains certain forward looking statements of the type described in the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. The results of management's plans are beyond the ability of the Company to control. Results could materially differ from those planned by management.


       INFORMATION STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                  SEPTEMBER 27, 1999

   We are not asking you for a proxy and you are not requested to send us a proxy. You may vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and, additionally, a proxy from the record holder issued in your name.


                              GENERAL INFORMATION

   This Information Statement is furnished to the Shareholders of Bentley International, Inc., (the "Company" or the "Registrant") in connection with the 1999 Annual Meeting of Shareholders (the "Annual Meeting") to be held on September 27, 1999 for the purposes set forth in the accompanying Notice of Annual Meeting. Votes will be counted by inspectors appointed by the Company, who may be employees of the Company. No proxies have been sent. Shareholders may prepare their own proxies or attend the meeting to vote.

   The complete mailing address of the Company's principal executive offices is 9719 Conway Road, St. Louis, Missouri 63124. The approximate date on which this Information Statement for the Annual Meeting is first being sent or given to Shareholders is September 7, 1999.

   Only Shareholders of record at the close of business on August 23, 1999 are entitled to notice of and to vote at the Annual Meeting. As of August 23, 1999 there were 3,083,285 shares of Common Stock, $.18 par value ("Common Stock"), of the Company outstanding, and each share is entitled to one vote on each matter submitted to the Shareholders. Shares subject to abstentions will be treated as shares that are present at the Annual Meeting for purposes of determining the presence of a quorum but as unvoted for purposes of determining the base number of shares voting on a particular proposal. If a broker or other nominee holder indicates on a proxy that it does not have discretionary authority to vote the shares it holds of record on a proposal, those shares will not be considered voted for purposes of determining the approval of the Shareholders on a particular proposal.

   If you hold Common Stock of the Registrant through a bank, broker or other nominee (in "street name"), please request a letter from your bank, broker or nominee identifying you as a holder of Common Stock of the Registrant and indicating the number of shares you held as of August 23, 1999. This letter or a recent brokerage statement indicating this information will identify you at the Annual Meeting. Additionally, if you wish to vote at the Annual Meeting, you must obtain a proxy from the record holder issued in your name.

   If you would like to attend the Annual Meeting of Shareholders, please contact the Company at its principal executive office, 9719 Conway Road, St. Louis, Missouri 63124, facsimile number (314) 569-1512. Prior notice to the Company will speed your registration at the Annual Meeting. Attendance at the Annual Meeting will be based on the availability of seating.


                              ELECTION OF DIRECTORS

   One of the purposes of the meeting is to elect one individual as Director of the Company to serve until the 2000 Annual Meeting and until his successor is elected and qualified. The Company's Board of Directors has nominated Lloyd R. Abrams to be elected as Director. Mr. Abrams is currently serving as a Director. The Articles of Incorporation have been proposed to be amended to provide that there may be only one (1) Director of the Corporation, as described in the section entitled, "Amendment of Articles of Incorporation" below.

   The nominee for election as Director receiving the largest number of votes of the shares entitled to vote and represented in person or by proxy prepared by the Shareholder of record at the Annual Meeting will be elected. Cumulative voting does not apply in the election of Directors. The Board of Directors recommends a vote "FOR" the election of Lloyd R. Abrams as Director.


                        INFORMATION ABOUT DIRECTORS

   The name, age, principal occupation or position and other directorships with respect to the Directors and Executive Officers of the Company are set forth below. Lloyd R. Abrams has been nominated for election to an additional term.

                              Nominated Director

   Lloyd R. Abrams, 45, has served as President, Chief Executive Officer and Director of the Company since July 1995 and as Assistant Secretary since September 1997. From November, 1993 until July, 1998 he served as sole Director of Windsor Art, Inc. ("Windsor"), a former subsidiary of the Company. From November 1993 until September, 1997, he served as President of Windsor, and from August 1997 to July 1998 as Assistant Secretary. For more than one year prior to joining Windsor, he was President of Abrams, Rothman & Company, a real estate development firm. Mr. Abrams has a Bachelors of Science in Civil Engineering, a Masters of Business Administration and a Juris Doctorate.

                              Outgoing Directors

     Janet L. Salk, 41, served as a Director of the Company since July 1995. Ms. Salk principally has engaged in family, civic and charitable activities for more than the past five years. Ms. Salk is the spouse of Lloyd R. Abrams. Ms. Salk has Bachelor of Arts, Masters in Social Work and Masters in Counseling degrees.

   Ramakant Agarwal, 43, was appointed to the Board of the Company on January 15, 1998, and has served as Chief Financial Officer and Vice President of the Company since January 1997, and Secretary since September 1997. Mr. Agarwal has not been nominated for reelection as a director. Mr. Agarwal has served as Chief Financial Officer and Vice President of Windsor since January 1997, and Secretary since August 1997. From April 1996 to July 1996, Mr. Agarwal served as a consultant to Retix, Inc., an Internet hardware, software and telecommunications company. From January 1993 to February 1996, Mr. Agarwal served as Vice President of Finance and Corporate Planning for Sun West Mortgage Company, Inc., a non-supervised mortgage company.
Mr. Agarwal is a CPA.

                  [Remainder of page intentionally left blank.]

                              EXECUTIVE COMPENSATION

   The following table sets forth the compensation of the named executive of the Company for each of the last three years:

                           Summary Compensation Table


                                Annual Compensation               Long-Term Compensation


 Name & Principal      Year   Salary   Bonus   Other Annual Restricted  Securities  LTIP       All Other
     Position                 ($)      ($)     Compensation   Stock     Underlying  Payouts  Compensation
                                                    ($)       Awards     Options/                 ($)
                                                               ($)       SARs (#)
--------------------------------------------------------------------------------------------------

Lloyd R. Abrams (1)    1998   193,385       --

 President and Chief
 Executive Officer     1997   284,423   10,000

                       1996   265,000       --           --         --          --                     --


 Ramakant Agarwal      1998    60,193  233,500                              28,000
   (2)(3)
 Chief Financial
 Officer, Vice
 President and
 Secretary             1997   101,923   20,000

                       1996


--------------------
(1)Mr. Abrams became an executive officer of the Company in July 1995.
(2)Mr. Agarwal became an executive officer of the Company in January 1997.
(3)Mr. Agarwal received a cash bonus of $233,500 in lieu of the bonus of cash and securities of Interiors, Inc. described in the Summary of Unwritten Bonus Agreement between the Company and Mr. Agarwal which was described in the Company's Form 10-QSB for September 30, 1998.

                  [Remainder of page intentionally left blank.]

                        Aggregate Option/SAR Exercises in
                        FY-98 and FY-98 Option/SAR Values


                                                      # of Securities   Value of
                                                      Underlying        Unexercised In-the-
                                                      Unexercised       Money
                   Shares Acquired                    Options/SARs at   Options/SARs at
Name               on Exercise ($)  Value Realized($) FY-End            FY-End
---------------------------------------------------------------------------------------

Ramakant Agarwal   0                N/A               28,000(options)   None


                  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

   The following table sets forth the beneficial ownership of shares of the Company's Common Stock as of August 23, 1999 held by: (i) each person who is known to the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock; (ii) each person who is a Director or named Executive Officer; and (iii) all the Company's Directors and officers as a group. Unless otherwise indicated, all shares are held with sole voting and investment power.

                  [Remainder of page intentionally left blank.]


                        Principal Holders of Voting Securities


          Name and Address                     Shares Owned(1)      Percent of Class(1)

Group comprised of Lloyd R. Abrams, Richard B.
   Rothman and Leo M. Rogers (the "Voting
   Trust Group")
   9719 Conway Road
   St. Louis, Missouri 63124........            2,117,500 (2)                68.68%

Lloyd R. Abrams as Voting Trustee of the Voting
   Trust, dated July 17, 1995
   9719 Conway Road
   St. Louis, Missouri 63124........            2,117,500 (2)(3)             68.68

Lloyd R. Abrams
   9719 Conway Road
   St. Louis, Missouri 63124........            1,321,000 (2)(3)             42.84

Richard B. Rothman
   7700 Bonhomme, 7th Floor
   St. Louis, Missouri 63105........              423,500 (4)                13.74

Leo M. Rodgers
   7167 Westmoreland Drive
   St. Louis, Missouri 63130........              448,915 (4)(5)             14.56

Janet L. Salk
   9719 Conway Road
   St. Louis, Missouri 63124........                  --                       --

Ramakant Agarwal
   4444 Ayers Avenue
   Vernon, California 90023.........               25,000 (6),000             0.81

All Directors and executive officers as a group
                                                2,193,000                    71.13%


-----------------------
(1) Each beneficial owner's percentage ownership is based upon 3,083,285 shares of the Company's Common Stock issued and outstanding as of August 23, 1999.

(2) In a Statement on Schedule 13D (the "Schedule 13D") filed with the Securities and Exchange Commission (the "SEC") by the Voting Trust Group and its members, the Voting Trust Group has reported that 2,117,500 shares of the Company's Common Stock were issued to the Voting Trustee under the Voting Trust

Agreement. Under the Voting Trust Agreement, Mr. Abrams retains voting power over shares of the Company's Common Stock deposited therein.

(3) In a Form 4 dated January 11, 1999, Mr. Abrams reported that he acquired 40,000 shares of Company Common Stock and a warrant for 300,000 shares of Company Common Stock with an exercise price of $10 per share and which is presently exercisable. In a Form 5 dated January 27, 1997, Mr. Abrams reported that certain shares of the Company's Common Stock attributed to him are beneficially owned by him as trustee of each of The Abrams Family Trust, The Stacey, Kevin and Meredith Trust dated 12/1/91 and The Janet L. Salk Children's Trust in the amounts of 847,000 shares, 222,250 shares and 211,750 shares, respectively. Mr. Abrams has sole investment power over all such shares of the Company's Common Stock.

(4) In the Schedule 13D, Mr. Rothman and Mr. Rodgers reported that 423,500 shares each of the Company's Common Stock that are attributable to Mr. Rothman and Mr. Rodgers were issued in the name of the Voting Trustee. Under the Voting Trust Agreement, the Voting Trustee retains voting power of shares of the Company's Common Stock deposited therein. Mr. Rothman and Mr. Rodgers retain investment power with regard to the number of shares of the Company's Common Stock attributed to each of them.

(5) In a Form 5 dated February 14, 1997, Mr. Rodgers reported that he beneficially owns 448,915 shares of the Company's Common Stock.

(6) Mr. Agarwal also has an option for 28,000 shares of the Company's Common Stock which is presently exercisable.

                        BOARD OF DIRECTORS AND COMMITTEES

   During 1998,  there were eight (8) meetings of the Board of Directors and six
(6) actions by Consent of the Directors. No Director attended fewer than 75% of the aggregate of the total number of 1998 board meetings.

   The Board of Directors has a standing Stock Option Committee comprised of Janet L. Salk, which met once in 1998.


                              DIRECTORS' FEES

   No Directors receive compensation in the capacity of Director, including Directors who also are Officers or consultants of the Company.


                              COMPENSATION

     The Company's executive compensation program is administered under the direction of the Board of Directors. Mr. Abrams and Mr. Agarwal are currently members of the Board of Directors and serve as Executive Officers of the Company.

                              INSIDER PARTICIPATION

   Janco Designs, Inc., a former subsidiary of the Company, borrowed money from certain trusts of which Mr. Abrams, Richard B. Rothman and his spouse, Patricia Rothman are trustees. The borrowings were guaranteed by Bentley and Windsor. As of March 13, 1998, the Company repaid all such borrowings in the aggregate amount of $450,000.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Company's outstanding stock ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. During 1998, to the best of the Company's knowledge, all Section 16(a) filing requirements applicable to Reporting Persons were complied with.

                              APPOINTMENT OF AUDITORS

   Rubin, Brown, Gornstein & Co. LLP served as the Company's independent public accountants for 1998 and have been selected by the Board of Directors to continue in such capacity during 1999. The Board of Directors anticipates that representatives of Rubin, Brown, Gornstein & Co. LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so. Representatives of such firm also will be available to respond to appropriate questions from Shareholders.


                             1999 STOCK OPTION PLAN

                               General Description

     The Board of Directors has recommended to the Shareholders the adoption of the Bentley International, Inc. 1999 Stock Option Plan (the "Plan"). Certain provisions of the Plan are summarized below. This summary is not a complete description of the Plan. A copy of the Plan text will be furnished to any shareholder upon request to the Company at its address: 9719 Conway Road, St. Louis, Missouri 63124.

   Under the Plan, 2,000,000 shares of Company common stock, $.18 par value, shall be reserved for issue upon the exercise of options granted under the Plan ("Options"). The Company will have the authority to grant both incentive stock options as defined in Section 422 of the Internal Revenue Code and stock options which do not so qualify.

   The Plan shall be administered by a Stock Option Committee consisting of two directors who within one year prior to appointment have not received any Options under the Plan. Options shall be granted at the discretion of the Stock Option Committee, the Board of Directors or the Shareholders to persons for whom compensation with stock options is deemed advantageous to the Company. Options may be granted which are vested, not vested or partially vested. No incentive stock option may be granted until the Plan is approved by the Shareholders.

   The option price of shares of common stock purchased pursuant to each incentive stock option must be at least 100% of the fair market value of the common stock of the Company at the time of the grant of such Option, provided that the purchase price for shares of common stock pursuant to each incentive stock option granted to any shareholder who holds 10% or more of the common stock must be at least 110% of the fair market value of the common stock of the Company at the time of the grant. The purchase price of the common stock subject to each Option which does not qualify as an incentive stock option may be a price designated by the Stock Option Committee which is less than the fair market value of the common stock subject to such an Option. The minimum purchase price under each option granted under the Plan is $1.00. The purchase price paid on exercise of an Option may be paid in cash, or, subject to the discretion of the Stock Option Committee, the surrender of common stock in the Company.

   The aggregate fair market value, determined as of the time an Option is granted, of the common stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year, under all plans of the Company and its subsidiaries, shall not exceed $100,000.

   As of August 20, 1999, the common stock of the Company is trading at approximately $1.25 per share on the OTC Bulletin Board.

   The Plan shall terminate on May 23, 2009, and no Option shall be granted after said date. An Option granted may have a term of not more than 10 years from the date of the grant, provided that the term for an incentive stock option held by holders of 10% or more of the common stock of the Company shall be no more than 5 years.

   Options may be granted under the Plan to all employees of the Company or any of its subsidiaries, to all directors of the Company or any of its subsidiaries and to persons providing management or comprehensive consulting services to the Company or any of its subsidiaries under a contract or other arrangement, provided that only employees of the Company and its subsidiaries may receive an incentive stock option. Currently approximately 25 persons qualify for receipt of Options, among them approximately 20 employees and approximately 5 directors and consultants.

   Subject to approval by the Stock Option committee, an option which is not an incentive stock option may be transferred to one or more members of Optionee's immediate family, a qualified trust, or a charitable organization.

   The Board of Directors of the Company may suspend, discontinue or terminate the Plan at any time, and may from time to time make changes in the Plan; provided, however, that the Board of Directors may not, without approval by the shareholders of the Company, change (a) the maximum number of shares for which Options may be granted under the Plan, (b) the minimum option price for shares issued pursuant to an incentive stock option, (c) the maximum periods during which Options may be granted or exercised, (d) the provisions relating to the eligibility of persons to whom Options may be granted or (e) the provisions relating to the eligibility of members of the Committee.

   In the event of any stock dividend or any similar capital adjustment, then corresponding adjustments to the class and number of shares covered by each Option and the purchase price under each Option shall be made, such that each Option holder's proportionate interest shall be maintained without change in the total purchase price applicable to said Option.

   In the event of the acquisition of 25% or more beneficial ownership by a party, a change in control of the Board of Directors, a business combination, a liquidation or dissolution of the Company, or a sale of substantially all of the assets of the Company, the exercise rights in connection with Options may be altered.

                              Tax Consequences

   Nonstatutory Stock Options.

   A nonstatutory stock option ("NSO") is an employee stock option that does not qualify as an incentive stock option or an employee stock purchase plan. The taxation of NSOs is governed by Section 83 of the Internal Revenue Code of 1986, as amended (the "Code").

   Tax Treatment to Recipient of NSO

      At the time of Grant. In general, the value of an NSO is not included in the option recipient's income at the time of grant unless the option has a readily ascertainable fair market value at the date of grant. Only options that are traded on an established market, or in the limited situations where the option has a fair market value that can be measured with reasonable accuracy, have a readily ascertainable fair market value. An option which is not actively traded on an established market will have a readily ascertainable fair market value if: (1) the option is transferable by the optionee; (2) the option is exercisable in full by the optionee; (3) the option or the option stock is not subject to any restrictions which would effect the value of the stock; and (4) the fair market value of the option privilege is ascertainable.

      In addition, the grantee of an NSO may elect to immediately recognize compensation income on the grant of an NSO pursuant to Section 83(b) of the Code and avoid being taxed upon compensation income with respect to the NSO upon the exercise of the NSO. Any subsequent appreciation would not be taxed until the grantee disposes of the property (i.e. the stock received under the NSO), and such appreciation would be taxed at capital gain rates. The requirements of
Section 83(b), including the existence of a readily ascertainable fair market value for the NSO, must be satisfied for such an election to be effective.

      At the time of Exercise. Unless there was earlier taxation at the grant of the NSO under the "readily ascertainable fair market value" standard described above or because the option recipient has made a Section 83(b) election, the difference between the exercise price of the NSO and the fair market value of the stock received at exercise will be recognized as compensation income. There are no specific alternative minimum tax ("AMT") consequences triggered by the exercise of an NSO. At the subsequent sale of the stock received through the exercise of the NSO, all the gain on the sale of such stock will be subject to capital gains treatment.

   Tax Treatment to Employer.

   An employer receives a compensation deduction for its taxable year with or within which the employee recognizes compensation income with respect to the NSO. This deduction is equal to the difference between the fair market value of the NSO stock and the exercise price of the option. The employee's year of income recognition generally will be the employee's taxable year of option exercise, other than where the NSO is found to have a readily ascertainable fair market value at the date of grant.


   Incentive Stock Options.

   For a stock option to qualify as an Incentive Stock Option ("ISO"), it must meet the requirements of Section 422 of the Code (and the treasury regulations promulgated thereunder) at all times beginning from the grant of the ISO until its exercise.

   Tax Treatment to Employee.

      At the time of Grant. An employee does not recognize any taxable income at the time of the grant of an ISO since there is no transfer of property to the employee at the time of the grant. The basis of the ISO option itself in the hands of the employee is the amount that the employee has paid for the option (which is typically zero).

      At the time of Exercise or Disposition. The primary tax benefit of an ISO is that the employee does not recognize income on the exercise of such ISO. If, however, the ISO is exercised more than three months after the employee has left the employ of the company granting the option (the time period is extended from three months to 12 months in the case of disability, and waived in the case of the death), this favorable tax treatment is not available. In that case, the employee will recognize taxable income equal to the difference between the fair market value of the stock received under the ISO and the sum of such employee's basis in the ISO (if any) plus any consideration paid by such employee upon option exercise. As an ISO, by its terms, cannot be transferred except upon the death of an employee, if an employee attempts a lifetime transfer, the option ceases to be an ISO and such employee must recognize taxable income equal to the amount such employee received upon the transfer (assuming for this discussion that such employee's basis in the option is zero). If the employer canceled the option, the employee must recognize taxable income in an amount equal to the amount, if any, that the employer paid to such employee to cancel the option. If an employee never acquires any basis in the option, never exercises the option and has it lapse at the end of its term, such employee recognizes no loss on the lapse, even if the stock's fair market value exceeds the option price.

      The basis of the option stock to the employee will be the amount the employee paid upon exercise of the ISO. However, if the employee disposes of the stock before expiration of the holding period, the stock's basis is increased by an amount equal to the amount included in gross income as compensation due to the disqualifying disposition.

      The tax treatment of the disposition of option stock depends upon whether the stock was disposed of within the statutory holding period for ISO stock. The ISO holding period (which is waived for stock transferred by a decedent) is the later of two years from the date of the granting of the ISO to the employee or one year from the date that the shares were transferred to such employee upon exercise. The date an option is granted is the date on which all corporate action necessary for the offer of the option is completed. Consequently, if the option grant was contingent on the individual entering into an employment agreement with the issuing company, the option will be considered granted when the employment agreement is entered into. However, if the employer puts restrictions on when the employee can exercise the option (such as a vesting schedule), the option grant date will not be when the restrictions on exercise lapse but rather when the initial grant was made by such employer. The transfer of ISO stock to the employee upon exercise of an option occurs upon the transfer of substantially all the rights of ownership of the stock.

      A disposition of ISO stock generally means any sale, exchange, gift or transfer of legal title of the stock, subject to the exceptions set forth in
Section 424(c) of the Code (and the treasury regulations promulgated thereunder). When the employee disposes of ISO stock after completion of the holding period (i.e., after the stock has been held to a date that is both two years after the grant of the option and one year after its exercise), such employee will recognize as capital gains income the difference between the amount received in such disposition over such employee's basis in the option stock.

      If an employee disposes of ISO stock before the holding period expires, it is considered a disqualifying disposition. The effect of a disqualifying disposition on an employee is that such employee must recognize as compensation income the gain on the disposition. For this purpose, the gain is equal to the difference between the option's exercise price and the stock's fair market value at the time of option exercise (the "bargain purchase element"). The employee must recognize this income in the year of the disqualifying disposition. This compensation income will be added to the option stock's basis for purposes of determining the gain on the disposition of the ISO stock. For purposes of determining whether there has been a disqualifying disposition, all shares of ISO stock will be considered separately so that the disqualifying disposition of one share of ISO stock will not result in the taxation of all other ISO grants or exercises by the individual. If the price that the ISO holder received on the ISO stock in the disqualifying disposition would result in a loss to the individual if the tax rules regarding disqualifying dispositions were applied, then the amount of compensation income that the ISO holder would recognize is the excess, if any, of the amount realized on the sale over the basis of the ISO stock.

      AMT Implications. While the exercise of an ISO does not result in current taxable income, there are AMT implications. When calculating income for AMT purposes, the favorable tax treatment of Section 421(a) of the Code is disregarded and the bargain purchase element of the ISO will be considered as part of AMT income. If, however, a disqualifying disposition occurs in the year in which the option is exercised, the maximum amount that will be included as AMT income is the gain on the disposition of the ISO stock. Should there be a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition will not be considered income for AMT purposes. In addition, the basis of the ISO stock for determining gain or loss for AMT purposes will be the exercise price for the ISO stock increased by the amount that AMT income was increased due to the earlier exercise of the ISO.

   Tax Treatment to Employer.

   Just as the employee does not recognize any taxable income on the grant or the exercise of an ISO, the employer is not entitled to a deduction on the grant, assumption, or exercise of an ISO. The amount received by the employer as the exercise price will be considered the amount received by the employer for the transfer of the ISO stock. Upon a disqualifying disposition of the ISO stock, the employer may deduct from income in the year of the disqualifying disposition an amount equal to the amount that the employee recognizes as compensation income due to the disqualifying disposition.

                    AMENDMENT OF ARTICLES OF INCORPORATION

   The Company has determined that, given the plans described below to liquidate the Company, having one Director instead of three would be an adequate resource for judgment about the operation of the Company and would reduce costs and increase efficiency of management due to the ability of one Director to take action without assembling the consents of multiple directors, often located in different cities. Therefore, the Board of Directors has recommended approval by the Shareholders of the following resolution:

   To amend Article Six of the Articles of Incorporation of the Company to provide that the number of directors to constitute the Board of Directors shall not be less than one (1) nor more than eleven (11), and shall be fixed by, or in the manner provided in, the By-Laws of the corporation.

                          LIQUIDATION OF THE COMPANY

     The Board of Directors has determined that the active business of the Company cannot be operated profitably, that no attractive merger or acquisitions are available and known to management, and that the best way to maximize shareholder value is to liquidate the Company. Due to rapid changes in the mortgage industry and a significant decline in the number of mortgage refinancings resulting from increased interest rates, the Company decided to divest itself of the mortgage credit reporting subsidiary, which constitutes its only active business. Over the past nine months, the Company's management has investigated the acquisition of specialty marketing and information companies. None of the opportunities presented to the Company were deemed to be attractive to management, considering price, risk, growth potential and management personnel. Management has concluded that companies Bentley could afford to purchase without borrowing substantial additional funds do not have the depth of management personnel that would be desirable, and Bentley's management is not comfortable pursuing larger acquisitions that would require substantial leverage, and the accompanying risk. Therefore, the Board of Directors has recommended approval by the Shareholders of the following resolution:

   To authorize the Board of Directors, in its complete discretion, to take any and all actions necessary to effect all of the following actions, upon such terms and conditions as the Board of Directors shall deem appropriate and pursuant to the General Business Corporations Law of Missouri: (i) to pay off or establish a reserve to pay off all legally enforceable liabilities of the Corporation and to use those assets remaining after making such payments to distribute assets to the shareholders in complete or partial liquidation of all of the assets of the Company and to redeem and cancel all of the outstanding shares of common stock of the Company or, in the alternative, (ii) to dissolve and terminate the corporate existence of the Company, as well as to liquidate all of the assets of the Company as described in (i) above, and, in addition,
(iii) to revoke any decision of the Board of Directors to take any of the foregoing actions pursuant to clause (i) or (ii).

                        SHAREHOLDER PROPOSALS FOR 2000

   Shareholders who intend to submit any proposals for the 2000 Annual Meeting and who wish to have their proposals included in the Company's Information Statement for that meeting must submit such proposals to the

Company by May 10, 2000. Proposals should be sent to the Company at 9719 Conway Road, St. Louis, Missouri 63124.

                        DISCRETIONARY AUTHORITY

   The Board of Directors does not intend to present at the Annual Meeting any business other than that referred to in the accompanying Notice of Annual
Meeting. The Board of Directors was not aware, a reasonable time before the mailing of this Information Statement, of any other matters which may be properly presented for action at the meeting.

   Although the Board of Directors does not contemplate that the nominee for Director named above will be unavailable for election, in the event of a death or some other unexpected occurrence, it is intended that a substitute nominee will be selected by the Board of Directors.


   LLOYD R. ABRAMS

   President and Chief Executive Officer

September 7, 1999

                           BENTLEY INTERNATIONAL, INC.
                    SUPPLEMENTARY STATEMENT RE: STOCK OPTION
                            REGISTRATION OR EXEMPTION


   The Company plans that, for the foreseeable future, stock options under the Bentley International, Inc. 1999 Stock Option Plan will be granted only to officers and directors of the Company who qualify as sophisticated investors for an exemption from registration under Section 4(2) of the Securities Act of 1933. If the Company in the future decides to grant options to persons who do not so qualify, the Company will either complete a Form S-8 registration or comply with the requirements of a Regulation D or other exemption from registration.

                                    APPENDIX
                           BENTLEY INTERNATIONAL, INC.
                             1999 STOCK OPTION PLAN


1     PURPOSE OF THE PLAN.

      The Bentley International, Inc. 1999 Stock Option Plan (herein called the "Plan") of Bentley International, Inc. (herein called the "Company") and its subsidiaries is designed and intended (a) to encourage ownership of the Company's common stock by personnel employed by or providing services to the Company and its subsidiaries, and to provide additional incentive for them to promote the success of the business of the Company, and (b) to be helpful as a further incentive in attracting personnel to enter the employ of the Company and its subsidiaries. It is expected that the added interest of the Optionees under this Plan, and their proprietary attitude toward the Company resulting from their investment in the Company's common stock, will promote the future growth, development and continued success of the Company.

2     DEFINITIONS.

      2.1 "Act" means the Securities Exchange Act of 1934, as amended from time to time.

      2.2 "Approved Qualified Recipient" means a Qualified Recipient who has been transferred a NonQualified Stock Option by an Optionee, and the Committee has provided its written consent to such transfer, all in accordance with the terms and provisions of paragraph 11.9.

      2.3 "Base Price" means a price fixed by the Committee, which (except as provided in the last sentence of paragraph 7 below) shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of such Option.

      2.4 "Board of Directors" means the Board of Directors of the Company.

      2.5 "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time.

      2.6   "Committee" means the Committee described in paragraph 4 hereof.

      2.7 "Company" means Bentley International, Inc., a corporation organized and existing under the laws of the State of Missouri.

      2.8 "Employee" means an individual, including an officer, who has an "employment relationship" with the Company or one or more of its subsidiaries as defined in Section 1.421-7(h) of the treasury regulations promulgated pursuant to the provisions of the Code.

      2.9 "Fair Market Value," for all purposes hereunder, shall be the closing price, or if the closing price is not reported, then the mean between the bid and asked prices, of a share of Stock as reported on the OTC Bulletin Board, or on any quotation forum, system or medium on which the Stock is listed that the Committee may select on the appropriate valuation date.

      2.10 "Incentive Stock Option" or "ISO" means an option to purchase Stock granted pursuant to the Plan which is designated by the Committee as an Incentive Stock Option and which is intended to qualify as an "incentive stock option" under Section 422 of the Code.

      2.11 "Non-Qualified Stock Option" means an option to purchase Stock granted pursuant to the Plan which is designated by the Committee as a Non-Qualified Stock Option.

      2.12 "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

      2.13 "Optionee" means the person to whom an Option is granted.

      2.14 "Option Agreement" means an Incentive Stock Option Agreement or a Non-Qualified Stock Option Agreement, as applicable, which includes the terms to which a particular Option is subject in addition to those terms provided in this Plan which terms in this Plan are applicable to all Options granted hereunder.

      2.15 "OTC Bulletin Board" means the OTC Bulletin Board or any successor thereto on which the daily trading price or bid and asked prices of the Stock is made publicly available.

      2.16  "Plan" means the Bentley International, Inc. 1999 Stock Option Plan.

      2.17 "Qualified Recipient" shall mean (i) one or more members of Optionee's immediate family (i.e. Optionee's spouse, Optionee's parents, the descendants of Optionee's parents, (ii) a Qualified Trust established for the benefit of one or more immediate family members of Optionee, and/or (iii) a charitable organization described in Section 170(c) of the Code.

      2.18 "Qualified Trust" shall mean a trust which is irrevocable and which trust meets the following criteria: (i) Optionee is not a beneficiary under such trust; (ii) the trustee of such trust must be specifically prohibited from paying Optionee, Optionee's executor or Optionee's personal representative any income on account of Optionee's income tax liability attributable to the exercise of the transferred Option(s); and (iii) the Optionee is precluded from
(a) voting any shares held by such trust, (b) exercising any power of appointment with respect to such trust, and (c) exercising any powers described in Sections 2036(a)(1) and 2038 of the Code with respect to such trust.

      2.19 "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Act, as such Rule may be amended from time to time, or any successor rule.

      2.20 "Stock" means authorized and unissued shares of the $.18 common stock of the Company, or reacquired shares of the Company's $.18 common stock held in its Treasury.

      2.21 "Subsidiary" of the Company includes any "subsidiary corporation" as defined in Section 424(f) of the Code.

      2.22 "Ten Percent Shareholder" means any individual who at the time an Option is granted owns directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company, taking into account the provisions of Section 424(d) of the Code regarding attribution of ownership of stock.

      2.23 "Withholding Election" means a written irrevocable election by an Optionee for the withholding or delivery back of shares of Stock pursuant to paragraph 17 below in consideration of the Company's payment of Withholding Taxes.

      2.24 "Withholding Taxes" means the total amount of Federal, state and local income, employment and unemployment taxes which the Company is required to withhold on account of the exercise by an Optionee of a Non-Qualified Stock Option.

      2.25 "Withholding Valuation Date" means the date as of which the Stock is valued for the purpose of determining the Withholding Taxes, which is the exercise date of the relevant Option.

      Generally, terms used herein shall have the meanings which they have under Sections 421 through 424 of the Code and regulations thereunder and, except to the extent contrary to such Sections of the Code or regulations thereunder in connection with Incentive Stock Options, under Rule 16b-3.

3     STOCK SUBJECT TO THE PLAN.

      Two Million (2,000,000) shares of Stock shall be reserved for issue upon the exercise of Options granted under the Plan. Such shares may, as the Board of Directors in its sole discretion from time to time determines, include whole or fractional shares. In the event an Option is exercised, the Company may use authorized but unissued shares or shares held in treasury in lieu thereof to satisfy the Company's obligations with respect to such exercised Option. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Option shall again be available for the purposes of the Plan. If the Committee permits an Optionee to exercise an Option by tendering shares as provided in paragraph 11.2, then for purposes of determining the number of shares which remain available for the purposes of this Plan such Option shall be deemed to have expired without exercise to the extent of the number of shares so tendered in exercise thereof, and shares equal to the number of shares so tendered shall be available for the purposes of the Plan. If and to the extent the Committee grants a request pursuant to paragraph 11.3, the Option shall be deemed to have been exercised and shall be canceled, and the shares of Stock subject to such Option shall not be subject to the grant of any further Options.


4     ADMINISTRATION OF THE PLAN.

      4.1 The Plan shall be administered by a Stock Option Committee of person(s) (herein called the "Committee") consisting of not less two members who may be, but shall not be required to be, an officer of the Company or a subsidiary of the Company. Each member of the Committee shall meet each of the following requirements: (a) at the time of appointment and during his or her service on the Committee, the person shall be a director of the Company; and (b) within one year prior to appointment the person has not received an Option under this Plan. From the time of appointment, and during his or her service on the Committee, the person shall be ineligible for selection to receive Options under the Plan. Appointment to and service on the Committee shall not invalidate or otherwise affect the exercisability of any Option granted to the person more than one year prior to such appointment.

      4.2 The Committee shall be appointed by the Board of Directors of the Company. The Board of Directors of the Company may, within the limits herein provided, from time to time in its discretion, fix and change the number of members of the Committee, remove members of the Committee, appoint members of the Committee in substitution for or in addition to members previously appointed, and fill vacancies however caused in the Committee.

      4.3 The Committee shall select one of its members as its chairman, and shall hold its meetings at such time and places as it may determine. Meetings may be attended in person, conducted by conference telecommunications where each member is able to communicate with each other member, or conducted using a combination of attendance and conference telecommunications. A majority of its members shall constitute a quorum, and all actions of the Committee shall be taken unanimously at a meeting where a quorum is present. Any action, decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been done or made by a unanimous vote of a quorum of the members at a meeting duly called and held. The Committee may appoint a secretary, and shall keep minutes of its meetings and actions, and shall make such rules and regulations for the conduct of the business of the Committee as it deems advisable. The secretary may be, but need not be, an Employee. Serving as secretary of the Committee shall not disqualify a person from receiving an Option under the Plan.

      4.4 Subject to the express provision of the Plan, the Committee shall have plenary authority, in its sole discretion, to determine the individuals to whom Options shall be granted, the number of shares subject to each Option, and the time or times at which Options shall be granted. Subject to the express provisions of the Plan, the Committee shall also have plenary authority, in its discretion, to construe and interpret the Plan, to make determinations in administration of the Plan, to make, amend and rescind rules and regulations regarding the Plan and its administration, to determine the terms and provisions of each Option Agreement (which need not be identical to any Option Agreement), and to take whatever action is necessary to carry out the purposes of the Plan. Subject to paragraph 4.5, the Committee's actions and determinations on matters referred to in paragraph 4 shall be conclusive on all persons whomsoever. No act or failure to act on the part of the Committee, or on the part of any member thereof, shall result in any liability whatsoever if taken in good faith.

      4.5 Notwithstanding anything in this Plan to the contrary, no Options may be granted to any officers or directors of the Company and/or its subsidiaries unless a "Section 4.5 Event" occurs. A "Section 4.5 Event" means any of the following: (i) the Board of Directors of the Company has given its prior approval to the granting of such Option, (ii) a committee of the Board of the Directors of the Company consisting solely of two or more Non-Employee Directors (as such term is defined in Rule 16b-3) has given its prior approval to the granting of such Option, or (iii) the shareholders of the Company holding a majority of the outstanding shares of the Company have given their prior approval to the granting of such Option.

5     TYPE OF OPTION GRANTED BY THE PLAN.

      The Committee shall have authority to grant Options which qualify as Incentive Stock Options as defined in Section 422 of the Code, and to grant Options which do not qualify as Incentive Stock Options (subject to the provisions of paragraph 4.5 above); provided, however, that each Option Agreement shall identify the type of Option to which it relates; and further provided, however, that no Incentive Stock Option shall be granted until such time, if any, as the Plan is submitted to and approved by the Company's shareholders.

6     ELIGIBILITY TO RECEIVE OPTIONS UNDER THE PLAN.

      6.1 Options may be granted under the Plan to all Employees and to all directors of the Company or of any of its subsidiaries, and to persons providing management or comprehensive consulting services to the Company or any of its subsidiaries under a contract or other arrangement. However, a person who is not an Employee shall not be eligible to receive an Incentive Stock Option under the Plan. A person who has been granted an Option under the Plan may be granted an additional Option or Options hereunder at any time, if otherwise eligible under the provisions of the Plan. An Option may be granted to an individual upon the condition that such individual will become an Employee, provided however, that such a conditional Option shall be deemed to be granted only on the date such individual becomes an Employee.

      6.2 In making a determination as to persons to whom Options shall be granted under the Plan, and the number of shares to be covered by such Options, the Committee shall take into consideration the nature of the service rendered or to be rendered by the person, the person's present and potential contributions to the success of the Company, and such other factors as the Committee shall deem relevant in accomplishing the purposes of the Plan. Any and all determinations made by the Committee pursuant to this paragraph 6 (or by the parties granting their approval or disapproval pursuant to paragraph 4.5, if paragraph 4.5 is applicable) shall be binding upon all persons whomsoever, and no person eligible to receive an Option under the Plan shall have any legal right to complain as to any determination which shall be made by the Committee hereunder (or by the parties granting their approval or disapproval pursuant to paragraph 4.5, if paragraph 4.5 is applicable) as to such person.

      6.3 Nothing contained in this Plan shall be construed to limit the right of the Company to grant options otherwise than under the Plan in connection with
(a) the employment of any person, (b) the acquisition of any corporation, partnership, limited liability company, firm, association, or other entity, or the business or assets thereof, including options granted to employees thereof who become employees of the Company or a subsidiary of the Company, or (c) any other proper corporate purposes.

7     OPTION PRICE.

      The purchase price of the Stock subject to each Incentive Stock Option granted hereunder shall be equal to at least 100% of the Fair Market Value of the Stock at the time of the grant of the Option. The purchase price of the Stock subject to an Incentive Stock Option granted to a Ten Percent Shareholder shall be equal to at least 110% of the Fair Market Value of the Stock at the time of the grant of the Option. In no event shall the purchase price per share under any Option be less than the par value of such Stock subject to the Option. The purchase price of the Stock subject to each Non-Qualified Stock Option granted hereunder shall be equal to at least 100% of the Fair Market Value of the Stock at the time of the grant of such Option, unless the Committee designates a purchase price in the Non-Qualified Stock Option Agreement which is less than the Fair Market Value of the Stock at the time of such grant in which cases all references to the "Base Price" of such Stock at the time of grant instead shall refer to such purchase price of such Stock at the time of the grant of such Option.

      Notwithstanding anything in this Plan to the contrary, the purchase price for each share of Stock under each Option granted pursuant to the Plan shall be the greater of (i) the purchase price of such share of Stock as set forth above and (ii) One Dollar ($1.00) per share of Stock.

8     TERM OF OPTIONS

      8.1 The term of each Option granted pursuant to the Plan shall be not more than ten (10) years from the date of granting thereof, provided however that the term of an Incentive Stock Option granted to a Ten Percent Shareholder shall not be more than five (5) years from the date of granting thereof. Within such ten year (or five year) limit, Options will be exercisable only at such time or times, and subject to the restrictions of paragraphs 11, 12 and 13, and any other restrictions and conditions, as the Committee shall in each instance provide in the Option Agreement, which need not be uniform for all individuals to whom Options are granted.

      8.2 Except as provided otherwise in this Plan, no Incentive Stock Option may be exercised at any time unless the Optionee is then an Employee and has been such continuously since the granting of such Option.

9     DATE OF GRANT OF OPTION.

      The grant of an Option under the Plan shall take place on or as of the date the Committee grants an Employee a particular Option; provided, however, that if the resolution or other written determination of the Committee specifies that an Option is to be granted as of and at some future date, the date of grant shall be such future date.

10    OPTION AMOUNT.

      The aggregate Fair Market Value (determined as of the time the Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and its subsidiaries) shall not exceed $100,000. To the extent Options which first become exercisable during a calendar year with respect to an Optionee exceed $100,000, such Options shall be deemed Non-Qualified Stock Options.

11    EXERCISE OF OPTION

      11.1 Except as provided in paragraphs 12 and 13 and unless otherwise provided in the Option Agreement, each Option shall be exercisable in whole or in part during the term of the Option at any time and from time to time, provided that no Option may be exercised within six months after the date such Option is granted.

      11.2 To the extent that the right to purchase shares under an Option granted under the Plan is exercisable, the right may be exercised from time to time by written notice to the Company stating the number and identity of shares with respect to which the Option is being exercised, accompanied by payment either (a) in cash, (b) in the discretion of the Committee, by tender of shares of the Stock which (i) are owned by the Optionee (or by the Approved Qualified Recipient, as the case may be), (ii) are registered in the Optionee's name (or in the Approved Qualified Recipient's name, as the case may be), (iii) are not shares which were acquired by the Optionee within the prior two years by exercise of an Incentive Stock Option, and (iv) have a Fair Market Value equal to the cash exercise price of the Option being exercised, or (c) in the discretion of the Committee, by any combination of (a) and (b) above.

      11.3 An Optionee (but not an Approved Qualified Recipient) may, instead of exercising an Option as provided in paragraph 11.2, request that the Committee authorize the payment to such Optionee of the difference between (a) the Fair Market Value of part or all of the Stock which is the subject of the Option and
(b) the exercise price of the Option, such difference to be determined as of the date the Committee receives the request from the Optionee. Subject to the provisions of paragraph 11.4, the Committee in its sole discretion may grant or deny such a request from an Optionee with respect to part or all of the shares of Stock as to which the Option is then exercisable and, to the extent granted, shall direct the Company to make payment to the Optionee either in cash or in Stock of the Company or in any combination thereof, provided however, that any Stock of the Company shall be distributed based upon its Fair Market Value as of the date the Committee received the request from the Optionee, and provided further that any cash distribution shall be subject to applicable federal, state and local laws relating to the withholding of income taxes.

      11.4 The Committee shall not authorize payment to an Optionee of the difference between the Fair Market Value of part or all of the Stock which is the subject of any Option and the exercise price of such Option as provided in paragraph 11.3 above unless (a) the Company has been subject to the reporting requirements of Section 13 of the Act for at least one year prior to the submission of the request to receive such payment; (b) the Company has filed all reports and statements required to be filed under Section 13 of the Act during the year prior to the submission of such request; (c) the Company regularly releases for publication quarterly and annual summaries of earnings; (d) such request to receive payment on the related Option is not made in the first six months of the term of such Option except in the case of death or disability of the Optionee during such six-month period; and (e) the election to submit such request to receive payment by the Optionee is made during a period beginning on the third business day following the date of release to the public of the Company's quarterly or annual financial information and ending on the twelfth business day following such release.

      11.5 The proceeds received by the Company upon exercise of an Option shall be added to (a) the capital stock account of the Company to the extent of the par value of the shares and (b) the excess to the account reflecting capital in excess of par. In the case of payments made in shares of stock of the Company, such shares evidencing payment shall be added to the common stock of the Company held in its treasury and used for corporate purposes as the Board of Directors shall determine, with appropriate credits to the capital stock accounts of the Company.

      11.6 After the exercise of an Option, as provided above, the Company shall within a reasonable time deliver to the person exercising the Option a certificate or certificates issued in the name of the person who exercised the Option and such additional name, or names, if any, as may be requested (subject to the general policy of the Company as to registration of shares), for the appropriate number of shares, without liability to the person exercising the Option for any transfer or issue tax, state or Federal, then payable. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board of Directors of the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable, as a condition of, or in connection with, the granting of such Option or the issue or purchase of shares thereunder, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

      11.7 An Optionee (or an Approved Qualified Recipient) under an Option granted under the Plan shall have no rights as a shareholder with respect to any shares covered by an Option except to the extent that one or more certificates for shares shall have been delivered to such person upon due exercise of an Option as above provided.

      11.8 Except with respect to a Non-Qualified Stock Option which is transferred by an Optionee to an Approved Qualified Recipient in accordance with the terms and provisions of paragraph 11.9 below, any Option granted under the Plan shall be non-transferable by the Optionee other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee, unless the Optionee is under a legal disability, in which case it may be exercised by the Optionee's duly appointed legal representative.

      11.9 If (i) an Optionee is granted a Non-Qualified Stock Option under the Plan, (ii) such Optionee provides written notice to the Committee stating such Optionee is requesting the Committee's consent for Optionee to transfer such Option without consideration to a Qualified Recipient (Optionee shall provide in such notice the number of shares subject to the Option and the name, address, taxpayer identification number and relationship to the Optionee of such Qualified Recipient (if such Qualified Recipient is a trust, a copy of the executed trust must be attached to such notice)), and (iii) the Committee provides its written consent to such transfer, then such Option may be transferrable by Optionee to such Approved Qualified Recipient and in such event shall be exercisable during such Approved Qualified Recipient's lifetime (or in the case of a trust, during the existence thereof) only by such Approved Qualified Recipient, unless such Approved Qualified Recipient is an individual who is under a legal disability, in which case it may be exercised by such Approved Qualified Recipient's duly appointed legal representative. Prior to granting its consent, the Committee may request, and Optionee shall deliver to the Committee, any and all documents and/or information reasonably requested by the Committee in order to make its determination on whether such consent should be given. Notwithstanding anything in this Agreement to the contrary, each Option transferred by Optionee to an Approved Qualified Recipient pursuant to this paragraph 11.9 will remain subject after transfer to the provisions of the Plan (e.g. if Optionee transfers its Options to an Approved Qualified Recipient pursuant to this paragraph 11.9, and after the date of transfer, Optionee ceases to be an Employee because Optionee is terminated for cause, all Options transferred to such Approved Qualified Recipient which are not unconditionally vested shall terminate and expire concurrently with the termination of the Optionee's relationship with the Company or a subsidiary of the Company and shall not thereafter be exercisable to any extent).

12    TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

      12.1 If an Optionee under an Option granted under the Plan ceases to be an Employee, director or independent contractor of the Company or a subsidiary, as the case may be, other than by reason of the death of such Optionee (as discussed in paragraph 13 below) or disability of such Optionee, the shares which the Optionee was unconditionally entitled to purchase at the time of such cessation may be purchased under the Option or Options at any time after such cessation by the Optionee at any time prior to the earlier of (i) the expiration date specified in the Option Agreement or (ii) one year, provided however, that if a termination of employment of an Employee is (a) for cause, (b) voluntary on the part of the Optionee and without the written consent of the

Company, or a subsidiary, or (c) is in violation of any employment or other contract with the Company or a subsidiary, then all Options granted to such Employee under the Plan for shares of Stock which such Optionee was not unconditionally entitled to purchase as the time of such cessation shall terminate and expire concurrently with the termination of the Optionee's relationship with the Company or a subsidiary and shall not thereafter be exercisable to any extent. In order to have Section 421(a) of the Code apply with respect to the transfer of a share of Stock to Optionee pursuant to such Optionee's exercise of an Incentive Stock Option, (i) except as provided below, the Optionee must be continuously employed with the Company (or its parent or subsidiary or their qualified successors) beginning on the date of the grant of such Option until at least the day three months before the date of the exercise of such Incentive Stock Option (the reference to three months above shall be changed to twelve months if the Optionee is disabled); and (ii) no disposition of such share of Stock shall be made by Optionee within two (2) years from the date of the granting of such Option nor within one (1) year after the transfer of such share of Stock to Optionee. Notwithstanding the foregoing, both the three month requirement and the twelve month requirement (in case of Optionee's disability) referenced in clause (i) above shall be waived in the case of the Optionee's death.

      12.2 The transfer of an Employee from one corporation to another among the Company and its subsidiaries, or a leave of absence with the written consent of the Company or a subsidiary, shall not be a termination of employment for the purposes of the Plan to the extent provided in Section 1.421-7(h)(2) of the treasury regulations promulgated under the Code.

13    DEATH OF OPTIONEE.

      13.1 If an Optionee dies before the expiration of an Option granted under the Plan, then the shares which the Optionee was unconditionally entitled to purchase on the date of such Optionee's death may (unless otherwise provided in the Option) be purchased under the Option or Options at any time after the Optionee's death by the person or persons to whom said right under the Option or Options shall have passed by the Optionee's will, or by the applicable laws of descent and distribution, provided however that no Option may be exercised after the expiration date specified in the Option Agreement.

      13.2 In addition, if an Optionee dies before the expiration of a Non-Qualified Stock Option granted under the Plan, and prior to such Optionee's death, such Option was transferred by Optionee to an Approved Qualified Recipient pursuant to the terms and provisions of paragraph 11.9, then the shares which such Approved Qualified Recipient was unconditionally entitled to purchase on the date of such Optionee's death may (unless otherwise provided in the Option) be purchased under the Option or Options at any time after the Optionee's death by such Approved Qualified Recipient, provided however that no Option may be exercised after the expiration date specified in the Option Agreement.

14    EFFECT OF MERGER, CHANGE IN CAPITALIZATION, ETC.

      14.1 In the event of any reclassification or increase or decrease in the number of the issued shares of Stock of the Company by reason of the payment of a stock dividend, a split up or consolidation of shares, a recapitalization, a combination or exchange of shares or any like capital adjustment, then (a) the aggregate number, and the class, of shares reserved under the Plan shall be as though the shares reserved had been outstanding prior to any adjustment as aforesaid, and (b) as to any outstanding unexercised Options theretofore granted under the Plan, there shall be a corresponding adjustment as to the class and number of shares covered by each Option, and as to the purchase price under each Option, to the end that the Option holder's proportionate interest shall be maintained as before the occurrence of such event without change in the total purchase price applicable to said Option.

      14.2 In the event the Company shall approve a plan of reorganization or of merger with or into or consolidation with any other corporation, and appropriate provision is made for the resulting corporation's assumption of the Plan under terms whereby the unexercised portion of each Option then outstanding under the Plan shall thereafter apply to such number and kind of securities as would have been issuable by reason of such reorganization, merger or consolidation to a holder of the number of shares which were subject to the Option immediately prior to such reorganization, merger or consolidation, without change in the total purchase price applicable to said Option, then such Options shall continue under the Plan.

      14.3 In the event the Company shall approve a plan of reorganization or of merger with or into or consolidation with any other corporation, and appropriate provision is not made for the assumption of the Plan by the resulting corporation as provided above in paragraph 14.2, or in the event the Company shall approve a plan of dissolution, liquidation or sale of substantially all of its assets (other than in the ordinary course of business) having a value of more than 50% of the total consolidated assets of the Company and its subsidiaries as of the end of the Company's most recent fiscal year ending prior to the time the determination is being made, then in any such event, the unexercised portion of each Option then outstanding under the Plan shall terminate. The Committee shall fix a date for the termination of the unexercised portion of any Option which is then outstanding and vested, subject to approval of such date by the Board of Directors of the Company, which date shall be on or before the effective date of such reorganization, merger, consolidation, dissolution, liquidation or sale and not less than thirty days after written notice of such date is delivered to each Optionee and each Approved Qualified Recipient (if any), and any such Option shall, with the consent of the Committee, (i) be accelerated and (ii) may be exercised in whole or in part before the termination date so fixed.

      14.4 In the event the Company shall issue additional capital stock of any class for cash or other consideration, there shall be no adjustment in the number of shares covered by outstanding Options under the Plan, and no adjustment in the purchase price under such Options.

15    SUCCESSIVE OPTION GRANTS.

      Successive Option grants may be made to any holder of Options under the Plan.

16    TERMINATION AND AMENDMENT OF THE PLAN.

      16.1 This Plan shall terminate on May 23, 2009, and no Option shall be granted hereunder after said date, but such termination shall not affect any Option theretofore granted. The Board of Directors of the Company may suspend, discontinue or terminate the Plan at any time, and may from time to time make such changes in and additions to the Plan as the Board of Directors shall deem advisable; provided, however, that the Board of Directors may not, without approval by the shareholders of the Company, change (a) the maximum number of shares for which Options may be granted under the Plan, (b) the minimum Option price for shares issued pursuant to an Incentive Stock Option, (c) the maximum periods during which Options may be granted or exercised, (d) the provisions relating to the eligibility of persons to whom Options may be granted or (e) the provisions relating to the eligibility of members of the Committee.

      16.2 Subject to the other provisions of the Plan, no termination or amendment of the Plan may, without the consent of the Optionee (or an Approved Qualified Recipient, as the case may be) under an Option then outstanding, terminate such Option or materially and adversely affect the rights of the Optionee thereunder.


17    TAX WITHHOLDING.

      When a Non-Qualified Stock Option is exercised, the Optionee (or the Optionee's estate, as the case may be) shall pay to the Company promptly after the Withholding Valuation Date, in cash, the amount of any Withholding Taxes which the Company is required to withhold, unless, subject to the conditions set forth below, the Optionee files with the Company a Withholding Election (the Optionee's estate shall be ineligible to file a

Withholding Election) and the Company provides its written consent to such Withholding Election. If an Optionee files a Withholding Election and provided that the Company grants its written consent to such Withholding Election, then in connection with the exercise of an Option to which such Withholding Election relates the Company shall withhold from the Optionee shares of Stock having a Fair Market Value on the Withholding Valuation Date equal to the amount of Withholding Taxes due, and shall pay to the appropriate taxing authorities cash equal to such Withholding Taxes. If fractional shares are involved in connection with the withholding or delivery back of shares, such fractional shares shall be settled in cash as the Committee by rule or practice may require.

18    CHANGE OF CONTROL.

      18.1 Notwithstanding any other provision of this Plan and any terms of an agreement (other than those terms recited in Section 18.1(b) below) under which the Committee has granted an Option under this Plan, upon a "Change of Control" (as defined in paragraph 18.2 below), holders of Options granted under this Plan shall have the following two additional rights:

            (a) Any outstanding and unexercised Option shall become immediately and fully exercisable, and shall remain exercisable until it would otherwise expire by reason of lapse of time.

            (b) During the six month and seven day period from and after a Change of Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, a holder of an Option (whether the Optionee or the Approved Qualified Recipient of such Optionee, as the case may be) shall have the right, in lieu of exercising such Option by making payment of the Base Price for the shares of Stock subject to the Option, to elect to surrender all or part of the Option to the Company in exchange for cash as described below in this Section 18.1(b). The holder of an Option may make such election by giving written notice of such election to the Committee during the Exercise Period. Within 30 days of receipt of such notice, the Company shall pay in cash the amount by which the Change in Control Price per share of Stock exceeds the Base Price per share of Stock under the Option multiplied by the number of shares of Stock to which the election properly has been made. The foregoing provisions of this Section 18.1(b) notwithstanding, holders of Options who are officers or directors of the Company or any of its subsidiaries or Ten Percent Shareholders or any of their respective Approved Qualified Recipients shall have the right to make such election only if the Option with respect to which the election has been made shall have been granted more than six (6) months before the Change of Control. "Change in Control Price" shall mean the higher of (i)(A) the highest quoted closing price per share of Stock on any quotation forum, system or medium on which closing prices per share of Stock are listed averaged over the 60-day period prior to and ending on the date of the Change of Control; (B) if the Stock is not so quoted, the highest average of the high bid and low asked prices per share of Stock averaged over the 60-day period prior to and ending on the date of the Change of Control; or (C) in the event neither (i)(A) nor (i)(B) above shall be applicable, the fair market value per share of Stock as determined by a nationally recognized investment banking firm selected by the Board of Directors, averaged over the 60-day period prior to and ending on the date of the Change of Control and (ii) if the Change of Control is the result of a transaction or series of transactions described in subparagraphs 18.2(a) or
(c), the highest price per share of the Stock paid in such transaction or series of transactions (which in the case of subparagraph (a) shall be the highest price per share of the Stock as reflected in a Schedule 13D by the person having made the acquisition); provided, however, that with respect to any Incentive Stock Option, the Change of Control Price shall not exceed the market price of a share of Stock (to the extent required pursuant to Section 422 of the Code) on the date of surrender thereof.

      18.2 For purposes of this Plan, unless the phrase "Change of Control" (or words of similar effect or meaning ) has a different definition or meaning pursuant to an Option Agreement between a specific Optionee and the Company or pursuant to a written agreement between such Optionee and the Company, in which case such definition or meaning shall govern and control, the phrase "Change of Control" shall mean the following:

            (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Act) (a "Person"), other than any of the "Excluded Parties" (as defined in paragraph 18.3 below), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 25% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), provided however, that the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of securities in the Corporation as of the date of the Plan owned by any of the Excluded Parties shall not constitute a Change of Control for purposes of this clause. Notwithstanding the foregoing, the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its affiliated companies, or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subparagraph 18.2(b) are satisfied; or

     (b) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or of the corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Board of Directors of the Company at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

            (c) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company not in the ordinary course of business, other than to a corporation, with respect to which, following such sale or other disposition, (A) more than 75% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or of such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) then beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members


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


of the board of directors of such corporation were members of the Board of Directors of the Company at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

      18.3 For purposes of this Plan, "Excluded Parties" shall mean any of the following: (i) Lloyd R. Abrams, Janet L. Salk, John Nelligan, Richard B. Rothman, Leo M. Rodgers III; (ii) the Voting Trust ("Voting Trust") established by the Voting Trust Agreement dated as of July 17, 1995 by and among Lloyd R. Abrams as voting trustee ("Voting Trustee"), Leo M. Rodgers III; Richard B. Rothman, the Abrams Family Trust, the Stacey, Kevin & Merideth Trust dated December 1, 1991 (iii) the estate of any of the individuals listed or described above; and/or (iv) Conroad Associates, L.P.

19    SHAREHOLDER APPROVAL.

      Anything herein to the contrary notwithstanding, no Incentive Stock Option shall be granted under this Plan until this Plan is approved by the shareholders holding a majority of the outstanding shares of the Company, which approval must occur within the twelve month period after the date this Plan is adopted by the Board of Directors of the Company. In the event such shareholder approval is not forthcoming within the time specified, this Plan shall continue in full force and effect but no Incentive Stock Options shall be granted hereunder.

20 MISCELLANEOUS.

      20.1 Nothing in the Plan or in any Option grant shall confer upon an Employee the right to continue in the employ of the Company or any subsidiary of the Company.

      20.2 The adoption of the Plan shall not affect any other Option or other compensation plan in effect for the Company or any of its subsidiaries. Furthermore, the Plan shall not preclude the Company from establishing any other form of incentive or other compensation arrangement for Employee.

      20.3 The Plan shall be binding upon the successors and assigns of the Company.

      20.4 Whenever used herein, nouns in the singular shall include the plural and the masculine pronouns shall include the feminine gender.

ADOPTED BY THE BOARD OF DIRECTORS ON May 24, 1999

APPROVED BY THE SHAREHOLDERS ON ______________